UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA FUNDS

SMALL CAP FUND

MID CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2013

November 29, 2013

Dear Fellow Shareholders of the Conestoga Funds,

In my letter to you a year ago, I commented on the exciting growth of the Conestoga Funds and the celebration of the Funds’ ten-year anniversary. I am pleased to report that the past year has been an even stronger year for the Funds. We sincerely appreciate the confidence and trust you have placed in Conestoga through your investment in the Funds.

The Conestoga Small Cap Fund delivered both strong performance and asset growth over the past year.  While Conestoga’s investment approach typically only keeps pace or lags the market in such strong upward moves, we are pleased to report that the Fund outpaced its benchmarks during the past twelve months.  Strong stock selection, described in detail in the Manager’s Letter later in this report, was the primary driver of outperformance.  The Fund also experienced steady growth over the last twelve months, with net inflows of over $120 million.  The combination of net inflows and strong performance lifted the Conestoga Small Cap Fund’s net assets to $549 million as of September 30, 2013.

The Conestoga Mid Cap Fund also appreciated strongly over the past year; however, the Mid Cap Fund still trailed its benchmarks.  As we have described in earlier reports, the Mid Cap Fund has struggled to keep pace with its benchmark, which has shifted to yet even larger capitalization companies over the past few years.  The Mid Cap Fund has remained focused on companies under $10 billion, and this has detracted from return.  Additionally, Conestoga has completed the filing and registration process for the launch of the Conestoga SMid Cap Fund in early 2014.  This new fund will focus on companies with market capitalizations from $250 million to $12 billion, and provide investors with a vehicle that is dedicated to this attractive segment of the equity markets.

I also would like to update you on the succession plan that we presented in the Manager’s Letter within the March 31, 2013 Semi-Annual Report.  As discussed in that letter, I will be retiring from the Advisor in mid-2014.  In the transition, Joe Monahan will join Bob Mitchell as co-Portfolio Manager of the Conestoga Small Cap Fund. As you are aware, Bob Mitchell has co-managed the Small Cap Fund with me since its inception in 2002.  Joe’s promotion is scheduled for February 2014, at which time I will be stepping down as co-Portfolio Manager for the Fund.  Joe has been a significant contributor to our investment results since joining the Firm in 2008, and we are confident this will be a seamless transition. I look forward to continuing to serve the Conestoga Funds in the years ahead, retaining my role as Chairman and CEO of the Conestoga Funds.

Finally, I would express our gratitude and sincere thanks to Michael R. Walker for his service to the Funds.  Mike served as a trustee to the Conestoga Funds since inception until his retirement this summer.  His business acumen and wisdom served the Funds’ shareholders very well, and for that, we have awarded him Trustee Emeritus status.  The Funds will add a new trustee to replace Mike in the coming months.

On behalf of all of us at Conestoga Capital Advisors, thank you for your continued support of the Conestoga Funds. We hope that 2013 has been a healthy and prosperous year for you, and we look forward to continuing to serve you in the year ahead.

Sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

November 29, 2013

Dear Fellow Shareholders,

U.S. Equities surged higher over the past year, with most indices touching all-time highs in September 2013.  The stock markets appeared to be largely unaffected by the political soap operas of the fiscal cliff in early 2013 and the government shutdown in October 2013.  Speculation as to whether the Federal Reserve would begin to slow, or “taper”, the $85 billion of monthly bond market purchases caused some volatility during the Summer, but on September 18th the Fed announced that they would maintain the current rate of monthly purchases for the near-term.  Importantly, fund flows into equities have remained strong and steady through most of 2013, providing a tailwind to stocks, which have also benefited from continued earnings growth.

Performance Review – The Conestoga Small Cap Fund

The Conestoga Small Cap Fund returned 35.59% over the year ended September 30, 2013, outperforming the Russell 2000 Index return of 30.06% and the Russell 2000 Growth Index return of 33.07%.  While we would expect the Fund to more typically lag the market indices in periods of such strong performance, we are pleased to report that the Fund benefited from solid stock selection over the past year.  Stock selection was especially strong amongst the top holdings in the Fund, which represent our highest conviction holdings.  Returns for the Small Cap Fund, and the small cap benchmarks are below:

Returns vs. Russell Indices

	YTD 2013	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-01-02)
Conestoga Small Cap Fund	34.47%	35.59%	21.43%	14.42%	11.58%	12.57%
Russell 2000 Index	27.69%	30.06%	18.29%	11.15%	9.85%	11.69%
Russell 2000 Growth Index	32.47%	33.07%	19.96%	13.17%	9.64%	12.29%

*Periods longer than one year are annualized.  Source: Conestoga and Russell Investments.

Stock selection was strongest in the Technology sector over the course of the Fund’s fiscal year.  Within Technology, the top contributor to return over the past year was Tyler Technologies Inc. (TYL), which posted strong revenue and earnings growth throughout the year. A provider of business and financial management software packages to municipal and local governments, TYL is experiencing solid and steady growth in the California market, and we believe they have significant opportunities still ahead.  The Fund also benefited from the announced takeover of Sourcefire Inc. (FIRE) by Cisco Systems Inc. (CSCO), the first takeover in the Fund in nearly two years.

Stock selection was also strong within Consumer Discretionary, a sector that typically has fewer attractive candidates given our focus on higher-quality and sustainable growth companies. In our opinion, many Consumer Discretionary stocks tend to have unsustainable competitive advantages and lower-quality characteristics. Three of the four Consumer Discretionary stocks held by the Fund would probably not fit the conventional definition of Consumer Discretionary stocks.  Among the best performers in the Consumer Discretionary sector were Grand Canyon Education Inc. (LOPE), HealthStream Inc. (HSTM), and Stamps.com Inc. (STMP).  Hibbett Sports Inc. (HIBB) detracted from return in the Consumer Discretionary Sector.

Stock selection proved most challenging in the Energy sector.  The Fund’s position in Contango Oil & Gas Co. (MCF) was the primary detractor from return over the past twelve months.  MCF experienced the unexpected death of its CEO, an important leader of this exploration and production company focused on oil and gas fields in the Gulf of Mexico.  We continue to have confidence in the company, which recently completed a merger with Crimson Exploration & Production (CXPO).  The combined company marries a firm with a strong balance sheet (MCF) and a firm with significant on-shore drilling prospects (CXPO).

The Fund added ten new holdings to the portfolio over the past twelve months, while eliminating seven stocks.  The new holdings are spread across a variety of industries, and we believe each has strengthened the Fund’s overall characteristics.  Those stocks that have been removed from the Fund represented several successes that had simply grown too big (i.e., Core Laboratories NV) as well as some that were not meeting our investment standards (i.e., Quality Systems Inc., and Tetra Tech Inc.).

Performance Review – The Conestoga Mid Cap Fund Investors Class

For the year ended September 30, 2013 the Conestoga Mid Cap Fund Investors Class had a total return of 17.62% compared to a total return of 27.54% for the Russell Mid Cap Growth Index.

The Mid Cap Fund faced a size related headwind over the past year relative to the Russell Mid Cap Growth Index. Securities within the highest market capitalization range within the index (i.e. above $ 10 billion), on average, had higher returns compared to securities with smaller capitalizations. Since the Mid Cap Fund has a relatively low weighting in securities in the upper capitalization range, and has a weighted average market capitalization that is about half that of the index, it was difficult for the Fund to keep up with the index’s return.

In addition to the market capitalization factor, stock selection within the Technology, Health Care and Producer Durables sectors proved to be challenging for the Mid Cap Fund, even though all three of these sectors had a positive absolute return for the year. Detractors to performance from these areas included Nuance Communications (NUAN), Acacia Research (ACTG), Myriad Genetics (MYGN), Idexx Laboratories (IDXX), Expeditors International (EXPD), C.H. Robinson (CHRW) and Ritchie Brothers Auctioneers (RBA). After reviewing the business fundamentals and long term outlook for these companies we decided to sell the entire positions in IDXX, EXPD and RBA while maintaining or adding to our weightings in NUAN, ACTG, MYGN and CHRW.

The Mid Cap Fund benefitted from outstanding performance by its Energy holdings, Carbo Ceramics (CRR), Core Laboratories (CLB) and SM Energy (SM). CRR, which makes ceramic proppant and resin coated sand for the oil and gas industry, saw a decline in competitive pressure from foreign producers and less of an inventory overhang that hurt results earlier in the year. CLB, which provides reservoir description and management services to oil and gas drillers, continued to experience strong demand for its unique services from both land-based and offshore/deepwater drilling clients. SM, an oil and gas exploration and production company, reported strong production results, particularly from its operations in the Eagle Ford shale formation.

The Mid Cap Fund also had good results from its Consumer Discretionary holdings, led by Polaris Industries (PII) and Under Armour (UA). PII, the manufacturer of on and off road recreational vehicles, benefitted from strong demand across its product line. The company also introduced new products under its recently acquired Indian Motorcycle brand, which were well received by its dealer network. UA, the maker of branded sports apparel and footwear, reported strong operating results throughout the year and is expanding rapidly in markets overseas.

During the past year we sold out of seven positions in The Mid Cap Fund, including the above-mentioned IDXX, EXPD and RBA. In addition we liquidated CF Industries (CF), Quality Systems (QSII), Equinix (EQIX) and Intuit (INTU). The proceeds from these sales were used to increase the weighting in several existing positions and to fund the purchase of five new positions in the portfolio, which included Oceaneering International (OII), Cabelas (CAB), Garmin Ltd. (GRMN), Under Armour (UA) and Fortinet (FTNT).

Concluding Remarks

As we enter the new fiscal year, U.S. equity markets are at all-time highs.  We are cautiously optimistic that stocks can continue to climb in an environment of low interest rates, continued Federal Reserve support, and modest economic growth.  Importantly, we will remain diligent in our efforts to populate the Small Cap and Mid Cap Funds with companies that meet our high-quality investment criteria, and which we believe offer the best long-term investment opportunities.

We thank you for your investment in the Conestoga Funds,

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Managing Partner

Managing Partner

Dave Lawson

Joe Monahan

Managing Partner

Managing Partner

CONESTOGA SMALL and MID CAP FUNDS

Additional Comments (Unaudited)

Fund Growth

The Small Cap Fund continued to grow in 2013.  Total net assets increased from $297,000,801 at the end of fiscal 2012 to $548,978,985 at the end of fiscal 2013.  The Mid Cap Fund’s net assets at the end of fiscal 2013 were $2,823,777.

Portfolio Turnover and Capital Gains Distributions

The Conestoga Small Cap Fund generally has a much lower turnover rate than many other small cap growth funds.  For the year ended September 30, 2013 the Fund’s annual turnover rate was 14.98%.  For the year ended September 30, 2013, the Small Cap Fund’s total distribution was $0.1262 per share.

For the year ended September 30, 2013, the Conestoga Mid Cap Fund’s annual turnover rate was 14.44%. For the year ended September 30, 2013 the Fund did not make a capital gain or net income distribution.

Fund Expenses and Brokerage Costs

Fund Expenses

The Conestoga Small Cap Fund has a unified management fee.  This means that Conestoga Capital Advisors, LLC, (the “Adviser”) pays for most of the Fund’s operating costs with the exception of the fees and expense of Independent Trustees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Adviser charges the Conestoga Small Cap Fund an annualized rate of 1.20% of the daily average net assets for the services it provides, while the total net expense ratio of the Fund was 1.10%, which includes a fee waiver.  For the fiscal year ended September 30, 2013 the contractual amount the Fund owed the Adviser was $4,797,041 of which $461,616 was waived, resulting in net advisory fees of $4,335,425.

The Adviser charges the Conestoga Mid Cap Fund an annualized rate of 0.85% of the daily average assets for the services it provides, while the total net expense ratio of the Investors Class of the Fund was 1.35%, which includes a fee waiver.  In the fiscal year ended September 30, 2013 the contractual amount the Fund owed the Adviser was $20,980.  The Adviser has waived $20,980 in advisory fees and reimbursed the Fund $29,673.

The Conestoga Small Cap Fund and Mid Cap Fund (on behalf of the Investors Class of the Mid Cap Fund) have what is called a “defensive” 12b-1 plan.  This type of plan acknowledges that the Adviser may use its assets and resources to grow the Funds.  The Adviser pays all of the marketing costs for the Conestoga Small Cap Fund out of its own resources and, other than the annual unified management fees, does not charge the Fund any additional expenses for promoting sales of the Fund’s shares.

The Conestoga Small Cap Fund and the Conestoga Mid Cap Fund (on behalf of the Investors Class of the Mid Cap Fund) also have the ability to pay any qualified organization a shareholder servicing fee.  A shareholder servicing fee may be paid, for instance, to an organization that provides record keeping for Fund shareholders under its administration.  At the present time, the Small Cap Fund does not pay any organization a shareholder servicing fees, although the Adviser does pay certain organizations a shareholder servicing fees out of its own resources and at no additional cost to the Fund.

Investment Advisory Agreement

On November 15, 2012, the Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Small Cap Fund and the Adviser dated January 2, 2008, through February 1, 2014.  On February 9, 2012, the Board of Trustees approved the Investment Advisory Agreement between the Trust, on behalf of the Mid Cap Fund and the Adviser through February 9, 2014.

Securities Lending

 During fiscal year 2013, the Funds did not participate in securities lending activities.

Trustee Fees

In addition to the fees that the Funds pay to the Adviser, the Funds also pay the Trustees’ fees and expenses. During fiscal 2013, Trustee fees and expenses incurred by the Conestoga Small Cap Fund and Conestoga Mid Cap Fund were $61,863 and $730, respectively.

Brokerage Costs

During the fiscal year ended September 30, 2013 the Small Cap Fund paid brokerage costs of $307,743, down from $343,014 in fiscal 2012. The Mid Cap Fund paid brokerage costs of $871 during this period.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, and are costs paid by the shareholder.

Expenditures for brokerage were $0.77 for every $1,000 in average assets invested in the Small Cap Fund for fiscal 2013, down from $1.51 for every $1,000 in fiscal 2012. The Mid Cap Fund had expenditures for brokerage of $0.35 for every $1,000 compared to $1.45 for every $1,000 in fiscal 2012.  The Funds paid brokers approximately $0.04 per share for trade executions.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Funds’ Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the research offered by brokerage firms benefit all clients of the Adviser, not just the Funds.  The Funds’ share of commissions paid is proportionate to its share of all trading in small and mid cap stocks undertaken by the Adviser.  On a quarterly basis, the Adviser reviews the Funds’ trading with the Board of Trustees.

At no time have the Funds ever used brokerage commissions to reward brokers for selling shares of the Funds.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance.

The Regulatory Environment

Board Composition

On September 30, 2013, the Conestoga Funds had five Trustees on its Board.  Three of them (60% of the Board) are Independent, and the Chair is an interested Trustee.  Michael R. Walker resigned as Trustee effective June 30, 2013.

Fund Information

Subject to applicable laws, the management of the Conestoga Small and Mid Cap Funds is making every effort to provide as much information as desired by the shareholders of the Funds.  In addition to information provided in the reports to shareholders and the prospectuses and statements of additional information, much information is available online.  You can access Fund information by going to www.conestogacapital.com and following the links to the Conestoga Funds.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-320-7790 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Conestoga Funds to the SEC.

CONESTOGA SMALL CAP FUND

Comparison of Changes in Value of $10,000 (unaudited)

As of Closing Business Day Prior to Inception (September 30, 2002)

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
Value of $10,000 Invested 10/01/2002
Conestoga Small Cap Fund $36,777
Russell 2000 Index $33,724
Russell 2000 Growth Index $35,780
10/1/02
9/30/03
9/30/04
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13

Average Annual Total Returns
Returns for the Periods Ended September 30, 2013

	1Year	3Year	5Year	10Year	Since Inception (10/01/2002)
Conestoga Small Cap Fund	35.59%	21.43%	14.42%	11.58%	12.57%
Russell 2000 Index	30.06%	18.29%	11.15%	9.64%	11.69%
Russell 2000 Growth Index	33.07%	19.96%	13.17%	9.58%	12.29%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA MID CAP FUND

Comparison of Changes in Value of $10,000 (unaudited)

As of Closing Business Day Prior to Inception (March 29, 2012)

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Value of $10,000 Invested 03/30/2012
Conestoga Mid Cap Fund $11,150
Russell Mid Cap Index $12,911
Russell Mid Cap Growth Index $12,683
03/30/12
09/30/12
09/30/13

Average Annual Total Returns
Returns for the Periods Ended September 30, 2013

	1Year	Since Inception (3/30/2012)
Conestoga Mid Cap Fund	17.62%	7.51%
Russell Mid Cap Index	27.91%	18.55%
Russell Mid Cap Growth Index	27.54%	17.15%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2013

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2013 were $ 548,978,985.

*Russell Sectors

Liabilities in Excess of Other Assets is not a Russell Sector.

CONESTOGA SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013 (UNAUDITED)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Educational Services
290,000	Grand Canyon Education, Inc. *	$ 11,681,200
445,000	Healthstream, Inc. *	16,856,600
Educational Services Total		28,537,800
Retail
226,925	Hibbett Sports, Inc. *	12,741,839
288,875	Stamps.com, Inc. *	13,268,029
Retail Total		26,009,868

Consumer Discretionary Sector Total		54,547,668	9.94%

Consumer Staples
Food/Beverage & Tobacco
184,500	Medifast, Inc. *	4,961,205

Consumer Staples Sector Total		4,961,205	0.90%

Energy
Oil: Crude Producers
290,000	Contango Oil & Gas, Inc.	10,657,500
488,506	Matador Resources Co. *	7,977,303
Oil: Crude Producers Total		18,634,803
Oil Well Equipment & Services
100,000	Carbo Ceramics, Inc.	9,911,000
195,038	Geospace Technologies Corp. *	16,441,703
Oil Well Equipment & Services Total		26,352,703

Energy Sector Total		44,987,506	8.20%

Financial Services
Asset Management & Custodian
214,500	Westwood Holdings Group, Inc.	10,306,725
Financial Data & Systems
355,000	Advent Software, Inc.	11,271,250
70,000	FactSet Research Systems, Inc.	7,637,000
91,250	Morningstar, Inc.	7,232,475
Financial Data & Systems Total		26,140,725

	Financial Services Sector Total	36,447,450	6.64%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare
Healthcare Services
100,000	Medidata Solutions, Inc. *	$ 9,893,000
420,000	National Research Corp., Class A *	7,908,600
90,000	National Research Corp., Class B	2,687,400
Healthcare Services Total		20,489,000
Medical Equipment
288,384	Abaxis, Inc.	12,140,966
Medical and Dental Instruments and Supplies
301,000	Align Technology, Inc. *	14,484,120
440,050	Meridian Bioscience, Inc.	10,407,182
215,000	Neogen Corp. *	13,054,800
74,000	TECHNE Corp.	5,924,440
Medical and Dental Instruments and Supplies Total		43,870,542
Pharmaceuticals & Biotech
1,035,000	Accelrys, Inc. *	10,205,100

	Healthcare Sector Total	86,705,608	15.79%

Materials and Processing
Building Materials
528,910	AAON, Inc.	14,047,850
374,000	Simpson Manufacturing Company, Inc.	12,181,180
Building Materials Total		26,229,030
Chemicals and Synthetics
260,025	Balchem Corp., Class B	13,456,294

Materials and Processing Sector Total		39,685,324	7.23%

Producer Durables
Aerospace
214,000	Aerovironment, Inc. *	4,943,400
Commercial Services
200,000	Advisory Board Co. *	11,896,000
148,075	Costar Group, Inc. *	24,861,793
500,000	Innerworkings, Inc. *	4,910,000
350,000	Rollins, Inc.	9,278,500
Commercial Services Total		50,946,293

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Producer Durables (Continued)
Diversified Manufacturing Operations
207,475	Proto Labs, Inc. *	$ 15,849,015
492,000	Raven Industries, Inc.	16,093,320
Diversified Manufacturing Operations Total		31,942,335
Scientific Instruments: Control and Filter
310,600	Faro Technologies, Inc. *	13,098,002
64,291	Mesa Laboratories, Inc.	4,346,715
453,000	Sun Hydraulics Corp.	16,421,250
Scientific Instruments: Control and Filter Total		33,865,967

Producer Durables Sector Total		121,697,995	22.17%

Technology
Computer Services Software and Systems
150,758	EXA Corp. *	2,335,241
193,275	Fleetmatics Group PLC *	7,257,476
432,050	NIC, Inc.	9,984,675
368,350	Pros Holdings, Inc. *	12,593,887
523,725	SciQuest, Inc. *	11,762,863
143,475	SPS Commerce, Inc. *	9,601,347
209,425	Tyler Technologies, Inc. *	18,318,405
Computer Services Software and Systems Total		71,853,894
Electronic Components
160,000	Hittite Microwave Corp. *	10,456,000
82,225	NVE Corp. *	4,196,764
Electronic Components Total		14,652,764
Electronics
277,500	Acacia Research Corp.	6,399,150
Information Technology
292,375	ACI Worldwide, Inc. *	15,805,792
301,000	Blackbaud, Inc.	11,751,040
500,000	Bottomline Technologies, Inc. *	13,940,000
554,675	Omnicell, Inc. *	13,134,704
Information Technology Total		54,631,536
Computer Technology
118,500	Stratasys, Inc. *	11,999,310

	Technology Sector Total	159,536,654	29.06%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

TOTAL COMMON STOCKS
	(Cost $371,460,213)	$548,569,410	99.93%

SHORT-TERM INVESTMENTS
4,027,519	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $4,027,519)	4,027,519	0.73%

TOTAL INVESTMENTS
	(Cost $375,487,732)	$552,596,929	100.66%

	Liabilities in Excess of Other Assets	(3,617,944)	(0.66)%

	TOTAL NET ASSETS	$548,978,985	100.00%

* Non-income producing
** Variable rate security; the rate shown represents the yield at September 30, 2013.

CONESTOGA MID CAP FUND

Securities Holdings by Sector

September 30, 2013

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2013 were $ 2,823,777.

*Russell Sectors

Liabilities in Excess of Other Assets is not a Russell Sector.

CONESTOGA MID CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013 (UNAUDITED)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Apparel
1,150	Under Armour, Inc., Class A *	$ 91,368
Recreational Vehicles & Boats
900	Polaris Industries, Inc.	116,262
Retail
900	Cabela's, Inc. *	56,727
1,200	Outerwall, Inc. *	59,988
1,600	Tractor Supply Co.	107,472
1,450	Urban Outfitters, Inc. *	53,317
Retail Total		277,504

Consumer Discretionary Sector Total		485,134	17.18%

Energy
Oil: Crude Producers
900	SM Energy Co.	69,471
Oil Well Equipment & Services
700	Carbo Ceramics, Inc.	69,377
670	Core Laboratories NV	113,371
550	Oceaneering International, Inc.	44,682
Oil Well Equipment & Services Total		227,430

Energy Sector Total		296,901	10.52%

Financial Services
Financial Data & Systems
650	FactSet Research Systems, Inc.	70,915
700	Morningstar, Inc.	55,482
Financial Data & Systems Total		126,397
Insurance
170	Markel Corp. *	88,021

	Financial Services Sector Total	214,418	7.59%

Healthcare
Medical and Dental Instruments and Supplies
2,000	Align Technology, Inc. *	96,240
300	CR Bard, Inc.	34,560
950	Sirona Dental Systems, Inc. *	63,583

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare (Continued)
Medical and Dental Instruments and Supplies (Continued)
600	TECHNE Corp.	$ 48,036
Medical and Dental Instruments and Supplies Total		242,419
Pharmaceuticals & Biotech
1,520	Forest Laboratories, Inc. *	65,041
3,030	Myriad Genetics, Inc. *	71,205
Pharmaceuticals & Biotech Total		136,246

	Healthcare Sector Total	378,665	13.41%

Materials and Processing
Metals & Minerals
1,300	Fastenal Co.	65,325

Materials and Processing Sector Total		65,325	2.31%

Producer Durables
Commercial Services
2,070	Copart, Inc. *	65,805
750	IHS, Inc., Class A *	85,635
2,230	Rollins, Inc.	59,117
1,300	Verisk Analytics, Inc., Class A *	84,448
Commercial Services Total		295,005
Commercial Vehicles & Parts
2,400	Gentex Corp.	61,416
Transportation & Freight
800	C.H. Robinson Worldwide, Inc.	47,648
Scientific Instruments & Services
1,800	Donaldson Company, Inc.	68,634
2,800	Trimble Navigation Ltd. *	83,188
Scientific Instruments & Services Total		151,822

Machinery
1,000	Graco, Inc.	74,060

Producer Durables Sector Total		629,951	22.31%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Consumer Staples
Foods
580	The J.M. Smucker Co.	$ 60,923
	Consumer Staples Sector Total	60,923	2.16%
Technology
Computer Services Software & Systems
2,500	Qlik Technologies, Inc. *	85,600
Electronic Components
1,300	IPG Photonics Corp.	73,203
Electronics
2,700	Acacia Research Corp.	62,262
1,850	Garmin, Ltd.	83,601
Electronics Total		145,863
Information Technology
920	Ansys, Inc. *	79,598
1,800	Dolby Laboratories, Inc., Class A	62,118
3,550	Fortinet, Inc. *	71,923
1,670	Micro Systems, Inc. *	83,400
2,000	Nuance Communications, Inc. *	37,390
Information Technology Total		334,429

	Technology Sector Total	639,095	22.63%

TOTAL COMMON STOCKS
	(Cost $2,398,052)	$2,770,412	98.11%

SHORT-TERM INVESTMENTS
97,461	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $97,461)	97,461	3.45%

TOTAL INVESTMENTS
	(Cost $2,495,513)	$2,867,873	101.56%

	Liabilities In Excess Of Other Assets	(44,096)	(1.56)%

	TOTAL NET ASSETS	$2,823,777	100.00%

* Non-income producing
** Variable rate security; the rate shown represents the yield at September 30, 2013.

CONESTOGA FUNDS

Statements of Assets and Liabilities
September 30, 2013

Assets:	SMALL CAP FUND	MID CAP FUND
Investments at Value (Cost $375,487,732 and $2,495,513, respectively)	$ 552,596,929	$ 2,867,873
Cash	2,500	-
Receivables:
Shareholder Subscriptions	791,384	65
Dividends	122,570	-
Interest	170	1
From Adviser	-	6,227
Prepaid Expenses	160	1,157
Total Assets	553,513,713	2,875,323
Liabilities:
Payables:
Securities Purchased	3,324,619	31,845
Shareholder Redemptions	693,046	-
Accrued Investment Advisory Fees	517,063	-
Accrued Administration Fees	-	6,231
Accrued Trustees' Fees	-	153
Other Expenses	-	13,317
Total Liabilities	4,534,728	51,546
Net Assets	$ 548,978,985	$ 2,823,777

Net Assets Consist of:
Beneficial Interest Paid-in	$ 360,573,685	$ 2,510,562
Accumulated Net Investment Loss	(1,283,470)	(12,863)
Accumulated Net Realized Gain (Loss) on Investments	12,579,573	(46,282)
Net Unrealized Appreciation in Value of Investments	177,109,197	372,360
Net Assets, for 16,344,453 and 126,600 Shares Outstanding, Unlimited Number of
Shares Authorized with a $0.001 Par Value, respectively	$ 548,978,985	$ 2,823,777
Net Asset Value, Offering and Redemption Price
Per Share ($548,978,985/16,344,453 shares) and ($2,823,777/126,600 shares), respectively	$ 33.59	$ 22.30

CONESTOGA FUNDS

Statements of Operations
For the Year Ended September 30, 2013

Investment Income:	SMALL CAP FUND	MID CAP FUND
Dividends (net of foreign taxes withheld of $15,527 and $212, respectively)	$ 4,051,184	$ 24,680
Interest	1,672	10
Total Investment Income	4,052,856	24,690
Expenses:
Investment advisory fees	4,797,041	20,980
Shareholder servicing fees	-	6,171
Audit expenses	-	11,172
Legal expenses	-	4,997
Custody expenses	-	585
Transfer agent expenses	-	12,092
Offering Costs	-	25,642
Miscellaneous expenses	-	1,605
Trustees' fees	61,863	730
Total expenses	4,858,904	83,974
Less: Advisory fees waived and expenses reimbursed	(461,616)	(50,653)
Net expenses	4,397,288	33,321

Net Investment Loss	(344,432)	(8,631)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	13,525,042	(6,533)
Net change in unrealized appreciation on investments	118,985,475	428,645
Net realized and unrealized gain on investments	132,510,517	422,112

Net increase in net assets resulting from operations	$ 132,166,085	$ 413,481

CONESTOGA SMALL CAP FUND

STATEMENT OF CHANGE IN NET ASSETS

SEPTEMBER 30, 2013 (UNAUDITED)

	For the	For the
	Year Ended	Year Ended
	9/30/2013	9/30/2012
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (344,432)	$ (1,131,101)
Net realized gain on investments	13,525,042	798,697
Net change in unrealized appreciation on investments	118,985,475	41,782,147
Net increase in net assets resulting from operations	132,166,085	41,449,743

Distributions to shareholders from:
Net realized gain on investments	(1,594,183)	(4,108,753)
Total Distributions	(1,594,183)	(4,108,753)

From Fund share transactions:
Proceeds from sale of shares	222,463,952	172,223,543
Shares issued on reinvestment of distributions	1,366,522	2,304,775
Cost of shares redeemed	(102,424,192)	(48,082,751)
Total increase in net assets from Fund share transactions	121,406,282	126,445,567

Total increase in net assets	251,978,184	163,786,557

Net Assets at Beginning of Year	297,000,801	133,214,244
Net Assets at End of Year (Includes accumulated net
investment loss of $1,283,470 and $1,016,585, respectively)	$ 548,978,985	$ 297,000,801

CONESTOGA MID CAP FUND

STATEMENT OF CHANGE IN NET ASSETS

SEPTEMBER 30, 2013 (UNAUDITED)

	For the	For the
	Year Ended	Period Ended
	9/30/2013	9/30/2012 *
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (8,631)	$ (6,432)
Net realized loss on investments	(6,533)	(39,749)
Net change in unrealized appreciation (depreciation) on investments	428,645	(56,285)
Net increase (decrease) in net assets resulting from operations	413,481	(102,466)

From Fund share transactions:
Proceeds from sale of shares	233,865	2,316,073
Cost of shares redeemed	(29,764)	(7,412)
Total increase in net assets from Fund share transactions	204,101	2,308,661

Total increase in net assets	617,582	2,206,195

Net Assets at Beginning of Period	2,206,195	-
Net Assets at End of Period (Includes accumulated net
investment loss of $12,863 and $6,432, respectively)	$ 2,823,777	$ 2,206,195

* For the period March 30, 2012 (commencement of investment operations) through September 30, 2012.

CONESTOGA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

SEPTEMBER 30, 2013 (UNAUDITED)

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2013	9/30/2012	9/30/2011	9/30/2010	9/30/2009

Net asset value - beginning of year	$24.90	$20.43	$19.28	$16.92	$17.68

From Operations:
Net investment income (loss) (a)	(0.02)	(0.12)	(0.08)	(0.04)	− (b)
Net realized and unrealized gain (loss) on investments	8.83	5.10	1.23	2.40	(0.70)
Total from investment operations	8.81	4.98	1.15	2.36	(0.70)

Distributions to shareholders:
From net investment income	−	−	−	−	(0.03)
From net realized capital gains	(0.12)	(0.51)	−	−	−
In excess of net investment income	−	−	−	−	(0.03)
Total distributions	(0.12)	(0.51)	−	−	(0.06)

Net asset value - end of year	$33.59	$24.90	$20.43	$19.28	$16.92

Total return	35.59%	24.61%	5.96%	13.95%	(3.87)%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 548,979	$ 297,001	$ 133,214	$ 103,066	$ 65,356

Before waivers
Ratio of expenses to average net assets	1.21%	1.22%	1.27%	1.24%	1.29%
Ratio of net investment loss to average net assets	(0.20)%	(0.62)%	(0.53)%	(0.40)%	(0.18)%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income /(loss) to average net assets	(0.09)%	(0.50)%	(0.36)%	(0.26)%	0.01%

Portfolio turnover rate	14.98%	16.42%	18.03%	22.53%	13.89%

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the year.
(b) Represents less than $0.01 per share

CONESTOGA MID CAP FUND

FINANCIAL HIGHLIGHTS

SEPTEMBER 30, 2013 (UNAUDITED)

Selected data for a share outstanding throughout each period:

	For the	For the
	Year Ended	Period Ended
	9/30/2013	9/30/2012 *

Net asset value - beginning of period	$18.96	$20.00

From Operations:
Net investment loss(a)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	3.41	(0.97)
Total from investment operations	3.34	(1.04)

Net asset value - end of period	$22.30	$18.96

Total return	17.62%	(5.20)%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 2,824	$ 2,206

Before waivers
Ratio of expenses to average net assets	3.40%	7.18%	(c)
Ratio of net investment loss to average net assets	(2.40)%	(6.52)%	(c)

After waivers
Ratio of expenses to average net assets	1.35%	1.35%	(c)
Ratio of net investment loss to average net assets	(0.35)%	(0.69)%	(c)

Portfolio turnover rate	14.44%	8.71%	(b)

* For the period March 30, 2012 (commencement of investment operations) through September 30, 2012.
(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b) Not Annualized
(c) Annualized

CONESTOGA SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga Mid Cap Fund (the “Mid Cap Fund”, collectively known as the “Funds”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act").  The Funds’ investment strategy is to achieve long-term growth of capital.  The Small Cap Fund commenced operations on October 1, 2002.  The Mid Cap Fund commenced investment operations on March 30, 2012.  The Mid Cap Fund offers two classes of shares, Investors Class and Institutional Class. The Small Cap Fund offers one class of shares.  As of September 30, 2013, Institutional Class shares of the Mid Cap Fund have not been issued. The Funds’ investment adviser is Conestoga Capital Advisors, LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America, or “GAAP.”

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price on the primary exchange.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-level hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-level hierarchy of inputs is summarized below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Small Cap Fund’s assets measured at fair value as of September 30, 2013 by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2013 (Total)
Assets
Short-Term
Investments	$ 4,027,519	$ -	$ -	$ 4,027,519
Common Stocks	548,569,410	-	-	548,569,410
Total	$ 552,596,929	$ -	$ -	$ 552,596,929

At September 30, 2013, there were no significant transfers among Level 1, 2, or 3 based on the input levels on September 30, 2012. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by type, please refer to the Small Cap Fund’s Schedule of Investments. The Fund did not hold any Level 3 securities during the year ended September 30, 2013.

The following table presents information about the Mid Cap Fund’s assets measured at fair value as of September 30, 2013, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2013 (Total)
Assets
Short-Term
Investments	$ 97,461	$ -	$ -	$ 97,461
Common Stocks	2,770,412	-	-	2,770,412
Total	$ 2,867,873	$ -	$ -	$ 2,867,873

At September 30, 2013, there were no significant transfers among Level 1, 2, or 3 based on the input levels on September 30, 2012. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by type, please refer to the Mid Cap Fund’s Schedule of Investments. The Fund did not hold any Level 3 securities during the year ended September 30, 2013.

Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any realized capital gains.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of September 30, 2013, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2010-2012) and the year September 30, 2013 are open for examination. No examination of any of the Funds’ tax returns is currently in progress.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income and capital gains to their shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale, late year, and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Funds record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification – Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and fund distributions, resulted in reclassification for the Small Cap Fund for the year ended September 30, 2013 as follows: an increase in paid-in-capital of $34; a decrease in accumulated net investment loss of $77,547; and a decrease in accumulated net realized gain on investments of $77,581. For the Mid Cap Fund for the year ended September 30, 2013 as follows: a decrease in paid-in-capital of $2,200; and a decrease in accumulated net investment loss of $2,200.

Other -Permanent book/tax differences are reclassified among the components of capital and do not affect net assets.

Subsequent Events - The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Offering Costs - Offering costs have been incurred by the Mid Cap Fund. Offering costs consist of costs incurred to offer shares to the public and are accounted for as a deferred charge and amortized to expense over twelve months on a straight-line basis.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Small Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund.  Under the terms of the Investment Advisory Agreement, the Adviser pays all Small Cap Fund expenses except the fees and expenses of the independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  Pursuant to the Investment Advisory Agreement the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Small Cap Fund.  For the year ended September 30, 2013, the Small Cap Fund incurred advisory fees of $4,797,041.  The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses to 1.10% of the Small Cap Fund’s average daily net assets until at least February 1, 2014.  For the year ended September 30, 2013, the Adviser waived $461,616 of its fees under this arrangement.

The Mid Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Mid Cap Fund.  Pursuant to the Advisory Agreement, the Mid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of average daily net assets of the Mid Cap Fund.  For the year ended September 30, 2013, the Mid Cap Fund incurred advisory fees of $20,980.  The Adviser has contractually agreed to limit the Mid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expense, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Mid Cap Fund’s average daily net assets until at least February 1, 2014.  In addition, if at any point during the first three years of the Fund’s operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements to the extent such a recapture does not cause the Fund’s “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the of the waiver or reimbursement.  Amounts recoverable are in the table below.  For the year ended September 30, 2013, the Adviser waived fees and reimbursed expenses of $50,653.

Mid Cap Fund:

Period Ended	Amount Recoverable	Recoverable Through
September 30, 2012	$54,417	September 30, 2015
September 30, 2013	$50,653	September 30, 2016

The Trust, on behalf of the Small Cap Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Small Cap Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund.  The Distribution Plan provides that the Small Cap Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Small Cap Fund's average daily net assets. The Distribution Plan is currently inactive and the Small Cap Fund did not accrue any 12b-1 fees under this plan during the year ended September 30, 2013.

The Trust, on behalf of the Small Cap Fund and the Investors Class of the Mid Cap Fund, has adopted a Shareholder Servicing Plan, under which the Small and Mid Cap Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Small and Mid Cap Funds may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Small Cap Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.  For the year ended September 30, 2013, the Mid Cap Fund accrued $6,171 in Shareholder Service Fees.

Transfer Agent

Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Trust and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration

MSS also performs certain administrative tasks as administrator for the Funds pursuant to a written agreement with the Trust and the Adviser. MSS supervises all aspects of the operations of the Funds except those reserved by the Funds’ investment Adviser under its service agreements with the Trust. MSS is responsible for calculating the Funds’ net asset value, preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to stockholders of the Funds, preparing reports and filing with the Securities and Exchange Commission, preparing filing with state Blue Sky authorities and maintaining the Funds’ financial accounts and records.

For the services to be rendered as administrator, fund accountant and transfer agent, for the Small Cap Fund, the Adviser shall pay, and for the Mid Cap Fund, the Fund shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Funds.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Funds.  MSS provides an Assistant Treasurer to the Funds.

There were no shareholder votes held between September 30, 2012 and September 30, 2013 for the Small and Mid Cap Funds.

Note 4. Investment Transactions

SMALL CAP FUND:

Investment transactions, excluding short-term investments, for the year ended September 30, 2013, were as follows:

Purchases	$ 196,476,243
Sales	$ 58,047,671

MID CAP FUND:

Investment transactions, excluding short-term investments, for the year ended September 30, 2013, were as follows:

Purchases	$ 556,968
Sales	$ 342,164

Note 5. Federal Income Tax

For Federal Income Tax purposes, the cost of investments owned at September 30, 2013, is $376,256,784.  As of September 30, 2013, the gross unrealized appreciation on a tax basis totaled $185,268,636 and the gross unrealized depreciation totaled $8,928,491 for a net unrealized appreciation of $176,340,145.

As of September 30, 2013 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$176,340,145

Accumulated net realized gain on investments

      9,774,864

Undistributed net investment income

      3,573,761

Late Year Losses

    (1,283,470)

Total

$188,405,300

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended September 30, 2013, the Small Cap Fund incurred and elected to defer such late year losses of $1,283,470.

The tax character of distributions paid during the years ended September 30, 2013 and 2012:

	September 30, 2013	September 30, 2012
Ordinary income	$ 298,991	$ -
Long Term Capital Gain	1,295,192	4,108,753
Total	$1,594,183	$4,108,753

For Federal Income Tax purposes, the cost of investments owned at September 30, 2013 is $2,495,513.  As of September 30, 2013, the gross unrealized appreciation on a tax basis totaled $456,197 and the gross unrealized depreciation totaled $83,837 for a net unrealized appreciation of $372,360.  During the year ended September 30, 2013 and the period ended September 30, 2012, the Mid Cap Fund did not pay any distributions.

As of September 30, 2013 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$ 372,360

Accumulated net realized loss on investments

   (41,889)

Post October and Late Year Losses

   (17,256)

Total

$ 313,215

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended September 30, 2013, the Mid Cap Fund incurred and elected to defer such late year losses of $12,863. The Mid Cap Fund has $41,889 of short term capital loss carryforward which have no expiration date.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Mid Cap Fund incurred and elected to defer such capital losses as follows:

Short Term

Long Term

Total

$-

$ 4,393

$ 4,393

Note 6. Beneficial Interest

The following table summarizes the activity in shares of the Small Cap Fund:

	For the Year Ended 9/30/2013		For the Year Ended 9/30/2012
	Shares	Value	Shares	Value
Issued	8,022,704	$ 222,463,952	7,320,286	$ 172,223,543
Reinvested	55,799	1,366,522	101,131	2,304,775
Redeemed	(3,662,644)	(102,424,192)	(2,014,721)	(48,082,751)
Total	4,415,859	$ 121,406,282	5,406,696	$ 126,445,567

The following table summarizes the activity in Investors Class shares of the Mid Cap Fund:

	For the Year Ended 9/30/2013		For the Period March 30, 2012 (commencement of investment operations) through September 30, 2012
	Shares	Value	Shares	Value
Issued	11,685	$ 233,865	116,781	$ 2,316,073
Redeemed	(1,460)	(29,764)	(406)	(7,412)
Total	10,225	$ 204,101	116,375	$ 2,308,661

Note 7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Note 8. Control & Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of September 30, 2013, National Financial Service Corp., for the benefit of its customers, owned 30.05% of the Small Cap Fund.  As of September 30, 2013, National Financial Service Corp., for the benefit of its customers, owned approximately 88.87% of the Mid Cap Fund.

Note 9. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which clarified ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Conestoga Small Cap Fund and Conestoga Mid Cap Fund

and the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities of Conestoga Small Cap Fund, a series of shares of beneficial interest of Conestoga Funds, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  We have also audited the accompanying statement of assets and liabilities of Conestoga Mid Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period March 30, 2012 (commencement of operations) through September 30, 2012.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conestoga Small Cap Fund and Conestoga Mid Cap Fund as of September 30, 2013, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2013

CONESTOGA FUNDS

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund and/or the Conestoga Mid Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in these Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples for the Conestoga Small Cap Fund and/or the Conestoga Mid Cap Fund, are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2013 through September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in these Funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which are not charged by our Funds but which may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2013	September 30, 2013	April 1, 2013 through September 30, 2013

Actual	$1,000.00	$1,180.25	$6.01
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,019.55	$5.57

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Conestoga Mid Cap Fund (Investors Class):

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	April 1, 2013	September 30, 2013	April 1, 2013 through September 30, 2013

Actual	$1,000.00	$1,086.22	$7.06
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.30	$6.83

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

CONESTOGA FUNDS

Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees and Officers of the Funds are set forth below.  The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[4]:
Nicholas J. Kovich, 1956	Trustee	Since 2002	Managing Director, Beach Investment Counsel since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988.	3	Trustee, the Milestone Funds (1 Portfolio) from 2007-2011
William B. Blundin, 1939	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997.	3	Trustee, the Saratoga Advantage Funds (14 Portfolios) from 2003-2012
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992;Trustee 1987 to 2001; President, Pinnacle Government Fund from 1985 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992-1994), Trustee (1972-1994), Vice-Chairman of Board and Vice-President (1977-1992); District Superintendent of Schools, State of New York from 1970 to 1993.	3	None
Interested Trustees:
William C. Martindale, Jr. [5], 1942	Chairman of the Board, CEO, & Trustee	Chairman since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC since 2001.	3	None
Robert M. Mitchell[5], 1969	Trustee & Treasurer	Trustee since 2011, & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	3	None

CONESTOGA FUNDS

Trustees and Officers (Continued) (Unaudited)

Name & Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr., 1942	Chairman of the Board since 2011; CEO since September 2010; Trustee since 2002; President from July 2002 to September 2010.	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC. since 2001.
Duane R. D’Orazio, 1972	Secretary, since July 2002; Chief Compliance Officer, since August 2004; Anti-Money Laundering Compliance Officer, since December 2008.	Managing Partner, Co-Founder and Head Trader of Conestoga Capital Advisors, LLC, since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Robert M. Mitchell, 1969	Treasurer, since 2002; Trustee since 2011.	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.
Gregory Getts, 1957	Assistant Treasurer since 2006	President and Owner of Mutual Shareholder Services, LLC, since 1999.
Mark S. Clewett, 1968	Senior Vice President since 2006	Since 2006, Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC from 1997 through 2005, Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan, 1959	Senior Vice President since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC; Senior Vice President and Chief Financial Officer at McHugh Associates (2001-2008).
David M. Lawson, 1951	Senior Vice President since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC; President and Chief Operating Officer of McHugh Associates (1995-2008)
Michelle L. Patterson, 1976	Vice President since 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of Conestoga Capital Advisors, LLC.
M. Lorri McQuade, 1950	Vice President since 2003	Partner (since 2003) and Administrative Manager (since 2001) of Conestoga Capital Advisors, LLC
Alida Bakker-Castorano, 1960	Vice President since 2011

Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC (Since 2011), Client Service at Logan Capital (2009 -2011), Operations and Trading Support at McHugh Associates (2001- 2009)

Notes:

1

There is no defined term of office for service as a Trustee or Officer.  Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Funds and the Institutional Advisors LargeCap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

5

Mr. Mitchell and Mr. Martindale are deemed to be “interested persons” of Trust by reason of their positions at the Funds’ Adviser.

CONESTOGA FUNDS

Additional Information

September 30, 2013 (Unaudited)

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Funds’ portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Funds’ Statement of Additional Information ("SAI") include additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2013, the Small Cap Fund paid an ordinary income distribution of $0.0237 per share and a capital gain distribution of $0.1025 per share on December 28, 2012, for a total distribution of $1,594,183.

During the year ended September 30, 2013, the Mid Cap Fund did not pay a distribution.

Board of Trustees

Interested Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

Independent Trustees

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO  64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA  19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square Suite 2000

Philadelphia, PA  19103

Conestoga Small Cap and Mid Cap Fund Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

Alida Bakker-Castorano, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap and Mid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

ANNUAL REPORT

September 30, 2013

Manager’s Letter

As of November 29, 2013

Dear Fellow Shareholders,

The market continued to work its way higher in the third quarter of 2013 as nine of the ten sectors were higher for the quarter. Investors shrugged off the fact that September is historically the worst month for stocks and that, this year, the calendar was a potential minefield for the markets. From the Federal Reserve’s mid-month meeting, to German elections, Japanese tax changes, and U.S. budget debates, there was a long list of potential catalysts for investor concern. The Federal Open Market Committee had indicated a few months earlier that they were likely to start tapering their $85 billion-a-month bond purchasing program, but at their September meeting, they decided that they wanted to see more evidence of an economic recovery before trimming. This Fed inaction fooled most of the investing community which led traders to pour the most money ever for a single week into the equity market.

The best performing sectors for the quarter were Materials (+10.30%) and Industrials (+8.90%), while the worst performers were the interest rate-sensitive sectors of Telecommunications Services (-4.40%) and Utilities (+0.19%). Investors generally favored risk and sought cyclical over stable, growth over value, and high beta over low beta. The market showed a strong bias towards small over large capitalization as both the Russell 2000 and S&P 600 were up over 10% for the quarter.

The total return of the Institutional Advisors LargeCap Fund (“IALFX”) for the third quarter of 2013 was +4.39% versus the S&P 500 return of +5.24%.  For the fiscal year ended September 30, 2013, IALFX produced a total return of +14.66% versus the S&P 500 return of +19.34%. Stock selection in the Consumer Staples sector produced our largest relative performance as our stocks in that sector produced a total return of +22.49% while the sector produced a return of +13.96%.  Stock selection in the Consumer Discretionary sector produced the biggest drag on our relative performance as our holdings produced a total return of +11.85% while the sector produced a return of  +31.64%. Our under-weighted position in the Utilities sector was the biggest contributor to positive sector allocation as Utilities were the third worst performing sector of the quarter.  Our relatively low beta and risk adjusted approach to the market also contributed to the Fund’s lagging performance in the rapidly advancing market environment we have experienced in the past year.

We believe it is essential to strike a balance between investors’ desire for return and their aversion to risk. IALFX continues to provide strong relative performance with a focus on managing downside risk and participation in the market’s upside potential.  The historical results of this strategy show lower price volatility, superior financial strength, more stable earnings growth than the S&P 500, and strong relative performance over longer time periods. Institutional Advisors remains committed to a disciplined equity strategy that places a premium on companies with strong profitability, attractive valuations, and consistent earnings growth.

Sincerely,

Terry L. Morris

Senior Equity Manager

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Comments - Unaudited

Fund Growth

The Fund continued to grow in 2013.  Total net assets increased from $58,908,763 at the end of fiscal 2012 to $63,137,368 at the end of fiscal 2013.  This represents an increase of $4,228,605 during the Fund’s fourth full year of operation.

Portfolio Turnover and Capital Gains Distributions

The Institutional Advisors LargeCap Fund historically has a much lower turnover rate than other comparable funds. For the year ended September 30, 2013 the Fund’s turnover rate was 24.23%, compared to 26.84% from the prior period.  For the year ended September 30, 2013, the Fund made a long-term capital gain distribution of $.1767 per share, and the Fund paid a net income distribution of $.2147 per share to holders of record on December 28, 2012.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that Institutional Advisors LLC (the “Adviser”), pays for most of the Fund’s operating costs with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Adviser charges the Fund an annualized rate of 1.18% of the daily average net assets for the services it provides, while the total expense ratio of the Fund is 1.21%, which includes a fee waiver.  In the fiscal year ended September 30, 2013, the contractual management fee incurred by the Fund was $713,591, of which $48,377 was waived, resulting in net advisory fees of $665,214.

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).  Distribution and selling services as permitted under the distribution plan are provided to the Fund by Rafferty Capital Markets, LLC (the “Distributor”) or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares.  During the fiscal year ended September 30, 2013, the Fund incurred $6,047 in 12b-1 fees.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  A shareholder servicing fee may be paid, for instance, to an organization that provides record keeping for Fund shareholders under its administration.  During the fiscal year ended September 30, 2013, the Fund did not pay any organization a shareholder servicing fee.

Securities Lending

 During fiscal year 2013, the Fund did not participate in securities lending activities.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses. During fiscal 2013, Trustee Fees and Expenses incurred by the Fund were $60,474.

Brokerage Costs

The direct net expenses of the Fund shown in this annual report were $731,735.  During fiscal year 2013, the Fund paid brokerage costs of $39,940, down from $48,121 in fiscal 2012.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, and are costs paid by the shareholder.

Expenditures for brokerage were $0.66 for every $1,000 in average assets invested in the Fund for fiscal 2013, down from $.86 in fiscal 2012.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing research to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the research offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in large cap stocks undertaken by the Adviser.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

Effective June 30, 2013, Conestoga Funds has five Trustees on its Board.  Three of them (60% of the Board) are Independent, and the Chair is an interested Trustee.  Michael R. Walker resigned as Trustee effective June 30, 2013.

Fund Information

Subject to applicable laws, the management of the Institutional Advisors LargeCap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.ialfx.com.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-292-2660 and ask for information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Institutional Advisors LargeCap Fund (part of Conestoga Family of Funds) to the SEC.

INSTITUTIONAL ADVISORS LARGECAP FUND

Comparison of Changes in Value of $10,000 as of Closing Business Day Prior to Inception (March 31, 2009) (Unaudited)

Institutional Advisors LargeCap Fund $21,170
S&P 500 Index $23,203
Value of $10,000 Invested 3/31/2009
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
3/31/2009
5/31/2009
7/31/2009
9/30/2009
11/30/2009
1/31/2010
3/31/2010
5/31/2010
7/31/2010
9/30/2010
11/30/2010
1/31/2011
3/31/2011
5/31/2011
7/31/2011
9/30/2011
11/30/2011
1/31/2012
3/31/2012
5/31/2012
7/31/2012
9/30/2012
11/30/2012
1/31/2013
3/31/2013
5/31/2013
7/31/2013
9/30/2013

	One Year Return	Since Inception (Annualized) (3/31/2009 through 9/30/2013)
Institutional Advisors LargeCap Fund	14.66%	18.13%
S&P 500 Index	19.34%	20.55%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

September 30, 2013

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2013 were $63,137,368.

* Other Assets in Excess of Liabilities is not a sector.

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments
September 30, 2013

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Leisure Equipment & Products
40,946	Mattel, Inc.	$1,714,000
Multiline Retail
43,326	Macy's, Inc.	1,874,716
Specialty Retail
44,895	The TJX Companies, Inc.	2,531,629
Textiles, Apparel & Luxury Goods
9,416	VF Corp.	1,874,255

Consumer Discretionary Sector Total		7,994,600	12.66%

Consumer Staples

Beverages
24,969	Pepsico, Inc.	1,985,035
Food Products
23,875	McCormick & Co.	1,544,712
Food & Staples Retailing
43,437	Walgreen Co.	2,336,911
Household Products
36,067	Colgate Palmolive Co.	2,138,773

Consumer Staples Sector Total		8,005,431	12.68%

Energy

Oil, Gas & Consumable Fuels
13,487	Chevron Corp.	1,638,670
17,861	Exxon Mobil Corp.	1,536,760
Oil, Gas & Consumable Fuels Total		3,175,430

Energy Sector Total		3,175,430	5.03%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2013

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Financials

Commercial Banks
62,148	US Bancorp	$2,273,374
Consumer Finance
46,413	Discover Financial Services	2,345,713
Insurance
51,820	Marsh & McLennan Companies, Inc.	2,256,761
31,712	Torchmark Corp.	2,294,363
Insurance Total		4,551,124

Financials Sector Total		9,170,211	14.52%
Health Care

Biotechnology
18,590	Amgen, Inc.	2,080,965
Health Care Equipment & Supplies
17,800	Baxter International, Inc.	1,169,282
Health Care Providers & Services
19,015	Laboratory Corp. of America Holdings *	1,885,147
16,220	McKesson Corp.	2,081,026
Health Care Providers & Services Total		3,966,173
Pharmaceuticals
22,721	Johnson & Johnson	1,969,683

Health Care Sector Total		9,186,103	14.55%

Industrials

Aerospace & Defense
19,683	Raytheon Co.	1,516,969
17,253	United Technologies Corp.	1,860,218
Aerospace & Defense Total		3,377,187
Air Freight & Logistics
18,286	C.H. Robinson Worldwide, Inc.	1,089,114

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2013

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Industrials (Continued)

Machinery
19,410	Flowserve Corp.	$1,210,990
Road & Rail
10,328	Union Pacific Corp.	1,604,352

Industrials Sector Total		7,281,643	11.53%

Information Technology

Communications Equipment
85,355	Cisco Systems, Inc.	1,999,014
19,926	Qualcomm, Inc	1,342,215
Communications Equipment Total		3,341,229
Computers & Peripherals
4,374	Apple, Inc.	2,085,305
Electronic Components
27,156	TE Connectivity Ltd.	1,406,138
IT Services
9,963	International Business Machines, Inc.	1,844,948
Semiconductors
73,751	Intel Corp.	1,690,373
Software
68,709	Microsoft Corp.	2,288,697
59,536	Oracle Corp.	1,974,809
Software Total		4,263,506

Information Technology Sector Total		14,631,499	23.18%

Materials

Containers & Packaging
36,633	Ball Corp.	1,644,089

Materials Sector Total		1,644,089	2.61%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
September 30, 2013

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Telecommunications Services

Diversified Telecommunication
24,279	AT&T, Inc.	$821,116

Telecommunications Services Sector Total		821,116	1.30%

Utilities

Multi-Utilities
16,463	Wisconsin Energy Corp.	664,776

Utilities Sector Total		664,776	1.05%

TOTAL COMMON STOCKS
	(Cost $45,723,450)	62,574,898	99.11%

SHORT-TERM INVESTMENTS
560,109	UMB Bank Money Market Fiduciary 0.01% **	560,109	0.89%
	(Cost $560,109)

TOTAL INVESTMENTS
	(Cost $46,283,559)	63,135,007	100.00%

	Other Assets in Excess of Liabilities	2,361	0.00%

	TOTAL NET ASSETS	$63,137,368	100.00%

* Non-income producing securities during the period.
** Variable rate security; the rate shown represents the yield at September 30, 2013.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities
September 30, 2013

Assets:
Investments, at Value (Cost $46,283,559)	$63,135,007
Receivables:
Shareholder Subscriptions	44,714
Dividends and Interest	58,611
Total Assets	63,238,332
Liabilities:
Shareholder Redemptions Payable	18,746
Accrued Investment Advisory Fees Payable	62,819
Distribution Fees Payable	6,339
Trustee Fees Payable	13,060
Total Liabilities	100,964

Net Assets	$63,137,368

Net Assets Consist of:
Beneficial Interest Paid-In	$42,725,371
Accumulated Net Investment Income	527,809
Accumulated Net Realized Gain on Investments	3,032,740
Net Unrealized Appreciation in Value of Investments	16,851,448
Net Assets, for 3,198,145 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$63,137,368
Net Asset Value, Offering Price and Redemption Price
Per Share ($63,137,368/3,198,145 shares)	$19.74

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations
For the Year Ended
September 30, 2013

Investment Income:
Dividends	$1,517,558
Interest	66
Total Investment Income	1,517,624
Expenses:
Investment advisory fees	713,591
Distribution fees	6,047
Trustees' fees and expenses	60,474
Total Expenses	780,112
Less: Advisory fees waived	(48,377)
Net Expenses	731,735

Net Investment Income	785,889

Realized and Unrealized Gain on Investments:
Net realized gain on investments	3,320,427
Net change in unrealized appreciation on investments	4,202,236
Net realized and unrealized gain on investments	7,522,663

Net increase in net assets resulting from operations	$8,308,552

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	9/30/2013	9/30/2012
Increase (Decrease) In Net Assets
From Operations:
Net investment income	$785,889	$525,754
Net realized gain on investments	3,320,427	427,118
Net change in unrealized appreciation on investments	4,202,236	11,599,601
Net increase in net assets resulting from operations	8,308,552	12,552,473
Distributions to shareholders from:
Net investment income	(706,084)	(314,795)
Realized Gains	(581,231)	(709,097)
Total Distributions	(1,287,315)	(1,023,892)
From Fund share transactions:
Proceeds from sale of shares	8,174,477	10,669,511
Shares issued on reinvestment of distributions	171,779	118,133
Cost of shares redeemed	(11,138,888)	(13,460,281)
Total decrease in net assets resulting from Fund share transactions	(2,792,632)	(2,672,637)

Total increase in net assets	4,228,605	8,855,944

Net Assets at Beginning of Year	58,908,763	50,052,819
Net Assets at End of Year (Includes accumulated net	$63,137,368	$58,908,763
investment income of $527,809 and $448,004, respectively)

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	September 30, 2013	September 30, 2012	September 30, 2011		September 30, 2010	September 30, 2009	*

Net asset value - beginning of period	$17.62	$14.29	$14.12		$12.76	$10.00

Net investment income (d)	0.24	0.15	0.10		0.07	0.03
Net realized and unrealized gain on investments	2.27	3.47	0.45	(a)	1.34	2.73
Total from investment operations	2.51	3.62	0.55		1.41	2.76

Distributions from:
Net investment income	(0.21)	(0.09)	(0.09)		(0.05)	−
Realized Gains	(0.18)	(0.20)	(0.29)		−	−
Total distributions	(0.39)	(0.29)	(0.38)		(0.05)	−

Net asset value - end of period	$19.74	$17.62	$14.29		$14.12	$12.76

Total return	14.66%	25.65%	3.73%		11.02%	27.60%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$63,137	$58,909	$50,053		$21,848	$19,859

Before waivers
Ratio of expenses to average net assets	1.29%	1.78%	1.87%		1.88%	1.85%	(c)
Ratio of net investment income (loss) to average net assets	1.22%	0.50%	0.11%		(0.05)%	0.15%	(c)

After waivers
Ratio of expenses to average net assets	1.21%	1.34%	1.35%		1.35%	1.35%	(c)
Ratio of net investment income to average net assets	1.30%	0.94%	0.63%		0.48%	0.65%	(c)

Portfolio turnover rate	24.23%	26.84%	25.93%		24.96%	8.99%	(b)

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.
(b) Not Annualized
(c) Annualized
(d) Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

INSTITUTIONAL ADVISORS LARGECAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Note 1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series; the Institutional Advisors LargeCap Fund (the “Fund”), the Conestoga Small Cap Fund, and the Conestoga Mid Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price on the primary exchange.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-level hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-level hierarchy of inputs is summarized below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2013, by major security type:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of September 30, 2013
	(Level 1)	(Level 2)	(Level 3)	(Total)
Assets
Short-Term Investments	$ 560,109	---	---	$ 560,109
Common Stocks	62,574,898	---	---	62,574,898
Total	$ 63,135,007	---	---	$ 63,135,007

At September 30, 2013, there were no significant transfers among Level 1, 2, or 3 based upon the input levels on September 30, 2012. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by type, please refer to the Schedule of Investments.  The Fund did not hold any Level 3 securities during the year ended September 30, 2013.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gains.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of September 30, 2013, and has determined that none of them are uncertain.

Management has review all taxable years that are open for examination (i.e., not barred by the applicable statue of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax return filed within the three years ended (2010-2012) and the year September 30, 2013, are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Other – Permanent book/tax differences are reclassified among the components of capital.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Subsequent Events - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in the overall management services to the Fund.  Under the terms of the Investment Advisory Agreement, the Adviser pays all Fund expenses with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Investment Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.18% of the Fund’s average daily net assets.

For the year ended September 30, 2013, the total management fees incurred by the Fund were $713,591.

The Adviser contractually agreed to limit the Fund’s expense ratio to 1.20% of the Fund’s average daily net assets until at least February 1, 2015, excluding 12b-1 distribution fees, shareholder servicing fees, trustee fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the year ended September 30, 2013, the Adviser waived $48,377 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the year ended September 30, 2013, the Fund accrued $6,047 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, has adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Transfer Agent

Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Trust and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration

MSS also performs certain administrative tasks as administrator for the Fund pursuant to a written agreement with the Trust and the Adviser. MSS supervises all aspects of the operations of the Fund except those reserved by the Fund’s investment Adviser under its service agreements with the Trust. MSS is responsible for calculating the Fund’s net asset value, preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to stockholders of the Fund, preparing reports and filing with the Securities and Exchange Commission, preparing filing with state Blue Sky authorities and maintaining the Fund’s financial accounts and records.

For the services to be rendered as administrator, fund accountant and transfer agent, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund. MSS provides an Assistant Treasurer to the Fund.

Note 4. Beneficial Interest

As of September 30, 2013, there were an unlimited number of shares of beneficial interest authorized with a $0.001 par value per share.  The following table summaries the activity in shares of the Fund:

	For the Year Ended 9/30/2013		For the Year Ended 9/30/2012
	Shares	Value	Shares	Value
Issued	447,247	$ 8,174,477	667,985	$ 10,669,511
Reinvested	10,280	171,779	7,808	118,133
Redeemed	(602,668)	(11,138,888)	(834,823)	(13,460,281)
Total	(145,141)	$ (2,792,632)	(159,030)	$ (2,672,637)

Note 5.  Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2013, were as follows:

Purchases	$ 14,437,159
Sales	$ 17,994,463

Note 6.  Federal Income Tax

For Federal Income Tax purposes, the cost of investments owned at September 30, 2013, was $46,361,233.  As of September 30, 2013, the gross unrealized appreciation on a tax basis totaled $17,174,497 and the gross unrealized depreciation totaled $400,723 for a net unrealized appreciation of $16,773,774.

The tax character of distributions paid during the years ended September 30, 2013 and 2012:

	September 30, 2013	September 30, 2012
Ordinary income	$ 706,084	$ 314,795
Long Term Capital Gain	581,231	709,097
Total	$1,287,315	$ 1,023,892

As of September 30, 2013 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation	$ 16,773,774
Accumulated net realized gain	2,903,683
Undistributed ordinary income	734,540
Total	$ 20,411,997

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes and treatment of Short Term Capital Gains. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure and treatment of Short Term Capital Gains.

Note 7. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2013, NFS LLC Custodian f/b/o National Penn Investors Trust Company, in aggregate, owned approximately 95.64% of the Fund’s shares and may be deemed to control the Fund.

Note 9. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” which clarified ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the Accounting Standards Codification (“FASC”).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Institutional Advisors LargeCap Fund and

the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Institutional Advisors LargeCap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2013, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period March 31, 2009 (commencement of operations) through September 30, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Advisors LargeCap Fund, as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period March 31, 2009 through September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2013

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, distribution fees, and transaction costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2013 through September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	April 1, 2013 through September 30, 2013
	April 1, 2013	September 30, 2013

Actual	$1,000.00	$1,068.76	$6.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.12

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2013

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[4]:
Nicholas J. Kovich, 1956	Trustee	Since 2002	Managing Director, Beach Investment Counsel since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988.	3	Trustee, the Milestone Funds (1 portfolio) from 2007-2011
William B. Blundin, 1939	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997.	3	Trustee, the Saratoga Advantage Funds (14 portfolios) from 2003-2012
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992; President, Pinnacle Government Fund from 1985 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992 – 1994), Trustee (1972 – 1994), Vice-Chairman of Board and Vice-President (1977 – 1992); District Superintendent of Schools, State of New York from 1970 to 1993.	3	None

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2013

Trustees and Officers (Continued)

(Unaudited)

Interested Trustees:
Robert W. Mitchell[5], 1969	Trustee & Treasurer	Trustee since 2011, & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC (“CCA”) since 2001.	3	None
William C. Martindale, Jr.[6], 1942	Chairman of the Board, CEO, & Trustee	Chairman since 2011 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of CCA since 2001.	3	None

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr. 1942	Chairman of the Board since September, 2011; CEO since September 2010; Trustee since 2002, President from July 2002 to September 2010	Managing Partner, Co-Founder and Chief Investment Officer of CCA since 2001
Duane R. D’Orazio 1972	Secretary, since July 2002; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since 2008	Head Trader, Managing Partner, Co-Founder, and Chief Compliance Officer of CCA since 2001
Robert M. Mitchell 1969	Treasurer since July 2002; Trustee since 2011	Managing Partner, Co-Founder and Portfolio Manager of CCA since 2001
Gregory B. Getts 1957	Assistant Treasurer since 2006	President and Owner of Mutual Shareholder Services, LLC since 1999
Mark S. Clewett 1968	Senior Vice President since 2006	Director of Institutional Sales and Client Service for CCA since 2006; Senior Vice President of Consultant Relations for Delaware Investments, 1997-2005
Joseph F. Monahan 1959	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates (2001-2008)
David M. Lawson 1951	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; President and Chief Operating Officer of McHugh Associates (1995-2008)

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2013

Trustees and Officers (Continued)

(Unaudited)

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
M. Lorri McQuade 1950	Vice President since September 2003	Partner (since 2003) and Administrative Manager of Conestoga Capital Advisors, LLC since 2001
Michelle L. Patterson 1976	Vice President since September 2003	Partner (since 2003) and Operations and Marketing Analyst of Conestoga Capital Advisors, LLC since 2001
Alida Bakker- Castorano 1960	Vice President since November, 2012	Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC (since 2011), Client Service at Logan Capital (2009-2011), Operations and Trading Support at McHugh Associates (2001-2009)

Notes:

1

There is no defined term of office for service as a Trustee or officer.  Each Trustee and officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Fund, the Conestoga Small Cap Fund, and the Conestoga Mid Cap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

5

Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner and Chief Investment Officer of CCA.

6

Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner of CCA.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2013, the Fund paid an income distribution of $0.21466 per share, and a realized gain distribution of $0.17669 per share, for a total distribution of $1,287,315.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Independent Trustees

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle & Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

Officers of Institutional Advisors LLC

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

H. Anderson Ellsworth, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 36,400

FY 2012

$ 34,400

(b)

Audit-Related Fees

Registrant

Adviser

FY 2013

None

$ 0

FY 2012

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2013

None

$ 6,100

FY 2012

None

$ 6,100

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2013

$ N/A

$N/A

FY 2012

$ N/A

$N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 0

FY 2012

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date December 5, 2013

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 5, 2013

* Print the name and title of each signing officer under his or her signature.